                             PRELIMINARY TERM SHEET

--------------------------------------------------------------------------------

                         [CITI FINANCIAL MORTGAGE LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-1
                $[649,025,143] OFFERED CERTIFICATES (APPROXIMATE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)
--------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                   STRUCTURE OVERVIEW - GROUP I CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                   TO 10% OPTIONAL TERMINATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Est.      Est. Prin.    Expected      Stated            Expected
             Approx.                              Tsy.        WAL         Window       Final        Final             Ratings
Class      Size (1)(2)           Type            Bmark       (yrs)         (mos)      Maturity     Maturity     (S&P/Moody's/Fitch)
-----------------------------------------------------------------------------------------------------------------------------------
AF-1       254,831,000      Fixed - Senior     [ SWAPS]       1.00        1 - 27      May 2005     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-2        84,125,000      Fixed - Senior     [ SWAPS]       3.00       27 - 51      May 2007     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-3        28,881,000      Fixed - Senior     [ SWAPS]       5.00       51 - 72      Feb 2009     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-4        33,375,732      Fixed - Senior     [ SWAPS]       7.54       72 - 95      Jan 2009     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-5        53,495,044      Fixed - Senior     [ SWAPS]       6.49       40 - 95      Jan 2009     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
MF-1        28,084,898      Fixed - Mezz       [ SWAPS]       5.44       38 - 95      Jan 2009     Jan 2033     AA / Aa2 / AA
-----------------------------------------------------------------------------------------------------------------------------------
MF-2        25,410,146      Fixed - Mezz       [ SWAPS]       5.43       38 - 95      Jan 2009     Jan 2033     A / A2 / A
-----------------------------------------------------------------------------------------------------------------------------------
MF-3        24,072,770      Fixed - Mezz       [ SWAPS]       5.42       37 - 95      Jan 2009     Jan 2033     BBB / Baa2 / BBB
-----------------------------------------------------------------------------------------------------------------------------------
MF-4         2,674,752      Fixed - Mezz       [ SWAPS]       5.42       37 - 95      Jan 2009     Jan 2033     BBB- / Baa3 / BBB-
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Est.      Est. Prin.    Expected      Stated            Expected
             Approx.                              Tsy.        WAL         Window       Final        Final             Ratings
Class      Size (1)(2)           Type            Bmark       (yrs)         (mos)      Maturity     Maturity     (S&P/Moody's/Fitch)
-----------------------------------------------------------------------------------------------------------------------------------
AF-1       254,831,000      Fixed - Senior     [ SWAPS]       1.00        1 - 27      May 2005     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-2        84,125,000      Fixed - Senior     [ SWAPS]       3.00       27 - 51      May 2007     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-3        28,881,000      Fixed - Senior     [ SWAPS]       5.00       51 - 72      Feb 2009     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-4        33,375,732      Fixed - Senior     [ SWAPS]      10.78       72 - 95      Jan 2011     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
AF-5        53,495,044      Fixed - Senior     [ SWAPS]       6.82       40 - 213     Nov 2020     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
MF-1        28,084,898      Fixed - Mezz       [ SWAPS]       6.12       38 - 176     Oct 2017     Jan 2033     AA / Aa2 / AA
-----------------------------------------------------------------------------------------------------------------------------------
MF-2        25,410,146      Fixed - Mezz       [ SWAPS]       6.05       38 - 167     Jan 2017     Jan 2033     A / A2 / A
-----------------------------------------------------------------------------------------------------------------------------------
MF-3        24,072,770      Fixed - Mezz       [ SWAPS]       5.87       37 - 147     May 2015     Jan 2033     BBB / Baa2 / BBB
-----------------------------------------------------------------------------------------------------------------------------------
MF-4         2,674,752      Fixed - Mezz       [ SWAPS]       5.58       37 - 109     Mar 2012     Jan 2033     BBB- / Baa3 / BBB-
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
            PRICING SPEED
-------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMS               28% CPR
-------------------------------------

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                   STRUCTURE OVERVIEW - GROUP II CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                   TO 10% OPTIONAL TERMINATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Est.      Est. Prin.    Expected      Stated            Expected
             Approx.                              Tsy.        WAL         Window       Final        Final             Ratings
Class      Size (1)(2)           Type            Bmark       (yrs)         (mos)      Maturity     Maturity     (S&P/Moody's/Fitch)
-----------------------------------------------------------------------------------------------------------------------------------
AV         194,317,367      Float - Senior        1mL         2.18        1 - 95      Jan 2011     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
MV-1         9,595,924      Float - Mezz          1mL         5.05       44 - 95      Jan 2011     Jan 2033     AA / Aa2 / AA
-----------------------------------------------------------------------------------------------------------------------------------
MV-2        16,792,867      Float - Mezz          1mL         4.92       40 - 95      Jan 2011     Jan 2033     A / A2 / A
-----------------------------------------------------------------------------------------------------------------------------------
MV-3        16,792,867      Float - Mezz          1mL         4.82       37 - 95      Jan 2011     Jan 2033     BBB / Baa2 / BBB
-----------------------------------------------------------------------------------------------------------------------------------
MV-4         2,398,981      Float - Mezz          1mL         4.60       37 - 89      Jan 2011     Jan 2033     BBB- / Baa3 / BBB-
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Est.      Est. Prin.    Expected      Stated            Expected
             Approx.                              Tsy.        WAL         Window       Final        Final             Ratings
Class      Size (1)(2)           Type            Bmark       (yrs)         (mos)      Maturity     Maturity     (S&P/Moody's/Fitch)
-----------------------------------------------------------------------------------------------------------------------------------
AV         194,317,367      Float - Senior        1mL         2.31        1 - 185     Jul 2018     Jan 2033     AAA / Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
MV-1         9,595,924      Float - Mezz          1mL         5.37       44 - 156     Feb 2016     Jan 2033     AA / Aa2 / AA
-----------------------------------------------------------------------------------------------------------------------------------
MV-2        16,792,867      Float - Mezz          1mL         5.21       40 - 148     Jun 2015     Jan 2033     A / A2 / A
-----------------------------------------------------------------------------------------------------------------------------------
MV-3        16,792,867      Float - Mezz          1mL         4.98       37 - 130     Dec 2013     Jan 2033     BBB / Baa2 / BBB
-----------------------------------------------------------------------------------------------------------------------------------
MV-4         2,398,981      Float - Mezz          1mL         4.60        37 - 89     Jul 2010     Jan 2033     BBB- / Baa3 / BBB-
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
            PRICING SPEED
-------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMS               28% CPR
-------------------------------------

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                             CitiFinancial Mortgage Securities Inc.
                                         REMIC Pass-Through Certificates, Series 2003-1

Certificates Offered:                    $[454,707,776] Group I Senior Certificates
                                         $[194,317,367] Group II Senior Certificates
                                         (both subject to a variance of 5%)

Issuer:                                  CitiFinancial Mortgage Securities Inc.

Originator and  Servicer:                CitiFinancial Mortgage Company, Inc.

Servicer Fee:                            0.50% per annum

Trustee:                                 The Bank of New York

Administrative Fee:                      0.02% per annum

Note Custodian:                          Wachovia Bank, N.A.

Group I Certificates:                    Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1, Class
                                         MF-2, Class MF-3, and Class MF-4 Certificates

Group II Certificates:                   Class AV, Class MV-1, Class MV-2, Class MV-3, and Class MV-4 Certificates

Group I Senior Certificates:             Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates

Group I Subordinate Certificates:        Class MF-1, Class MF-2, Class MF-3, and Class MF-4 Certificates

Group II Senior Certificates:            Class AV Certificates

Group II Subordinate Certificates:       Class MV-1, Class MV-2, Class MV-3, and Class MV-4 Certificates

The Offered Certificates:                Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AV
                                         Certificates

The Non-Offered Certificates:            Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MV-1, Class MV-2, Class MV-3,
                                         and Class MV-4 Certificates

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Certificate Ratings:                     The Offered Certificates are expected to receive ratings of AAA/Aaa/AAA from
                                         Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc.
                                         ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings
                                         ("Fitch").

Underwriters:                            Salomon Smith Barney (lead manager)
                                         Bear, Stearns & Co., Inc. (co-manager)
                                         Lehman Brothers Inc. (co-manager)

Pricing Date:                            February [20], 2003

Settlement Date:                         February [27], 2003

Record Date:                             For the Group I Certificates, the last business day of the month preceding the month in which the Distribution Date occurs. For the Group II Certificates, the business day immediately preceding the Distribution Date

Distribution Date:                       25th of each month, or the next succeeding Business Day
                                         (First Payment Date: March 25, 2003)

Cut-Off Date:                            February 1, 2003

Statistical Calculation Date:            February 1, 2003

Delay Days:                              26 days on the Group I Certificates; 0 days on Group II Certificates

Day Count:                               30/360 on Group I Certificates; Actual /360 on Group II Certificates

Accrued Interest:                        Group I Certificates settle with accrued interest from February 1, 2003; Group II
                                         Certificates settle flat (no accrued interest).

Interest Accrual Period:                 With respect to the Group I Certificates, interest accrues during the month preceding the current Distribution Date.

                                         With respect to the Group II Certificates, interest accrues from the last Distribution
                                         Date through the day preceding the current Distribution Date, except for the first
                                         Distribution Date in which interest will accrue from the Settlement Date.

Clearing:                                DTC, Euroclear or Cedel

SMMEA Eligibility:                       The Offered Certificates are expected to be SMMEA eligible.

ERISA Eligibility:                       The Offered Certificates are expected to be ERISA eligible.

Tax Status:                              One or more REMICs for Federal income tax purposes

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Company Profile:                         CitiFinancial Mortgage Company, Inc. ("CFMC" or the "Company") is a subsidiary of
                                         CitiFinancial Credit Company ("CitiFinancial"), which is a wholly-owned subsidiary of Citicorp (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch, Moody's and
                                         S&P). CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving,
                                         Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels. In November of 2000, Citigroup completed its merger with
                                         Associates First Capital Corporation ("Associates") and merged its mortgage operations with the CitiFinancial Real Estate lending operations to form CFMC. CFMC currently has over 3,000 employees. The Company has a loan portfolio of approximately $23 billion, with origination volume of approximately $600 million per month. The Company operates a centralized Servicing Department out of three locations, two in Texas and one in Arizona. The Servicing Department has a total of over 1,300 employees servicing a $23 billion portfolio consisting of approximately
                                         333,000 loans. CFMC's servicing is rated RPS3+ by Fitch Ratings.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Senior Certificates Interest     The monthly Pass-Through Rates of the Group I Senior Certificates will be as follows:
Rates:                                      Class AF-1  [ ]%
                                            Class AF-2  [ ]%
                                            Class AF-3  [ ]%
                                            Class AF-4  [ ]%
                                            Class AF-5  [ ]%

Group I Subordinate Certificates         The monthly Pass-Through Rates on the Group II Subordinate Certificates will be as
Interest Rates:                          follows:
                                            Class MF-1  [ ]%
                                            Class MF-2  [ ]%
                                            Class MF-3  [ ]%
                                            Class MF-4  [ ]%

Group II Senior Certificates Interest    The monthly Pass-Through Rate of the Group I Senior Certificates will be the lesser of:
Rate:                                       i)  Clas AV 1-month LIBOR + [ ]%
                                            ii) The Net WAC Cap
                                         For any Distribution Date, the Pass-Through Rate for the Group II Senior
                                         Certificates is limited to the Net WAC Cap Pass-Through Rate. The Group II Senior
                                         Certificates will be entitled to recover the resulting basis risk shortfall on such Distribution Date or future Distribution Dates.

Group II Subordinate Interest            The monthly Pass-Through Rates on the Group II Subordinate Certificates will equal the
Rates:                                   lesser of:

                                            i)  Class MV-1: 1-month LIBOR + [ ]%
                                                Class MV-2: 1-month LIBOR + [ ]%
                                                Class MV-3: 1-month LIBOR + [ ]%
                                                Class MV-4: 1-month LIBOR + [ ]%
                                            ii) The Net WAC Cap
                                         For any Distribution Date, the Pass-Through Rates for the Group II Subordinate
                                         Certificates are limited to the Net WAC Cap Pass-Through Rate. The Group II
                                         Subordinate Certificates will be entitled to recover the resulting basis risk shortfall on such Distribution Date or future Distribution Dates.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Excess Interest:                         The initial weighted average net coupon of the Mortgage Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

                                         Group I -Fixed
                                         Initial Gross WAC:                            [8.67]%
                                            Less Fees and Expenses(1)                   0.52%
                                            Initial Certificate Coupon (approx):          [ ]%
                                         Approximate Initial Excess Interest:             [ ]%

                                         Group II - ARMs
                                         Initial Gross WAC:                            [8.59]%
                                            Less Fees and Expenses(1)                   0.52%
                                            Initial Certificate Coupon (approx):          [ ]%
                                         Approximate Initial Excess Interest:             [ ]%

                                          (1) Includes Servicer Fee and Administrative Fee

Delinquency Advances:                    The Servicer will advance unpaid interest and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable.

Servicing Advances:                      The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.

Compensating Interest:                   The Servicer will be required to remit any interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment and has rights to reimbursement from all Mortgage Loans to the extent funds are available after making other required distributions on the related Distribution Date, subject to a maximum of 50% of the Servicer Fee.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Due Period:                              The calendar month preceding the calendar month in which the related Distribution Date occurs.

Group I Principal Distribution           On any Distribution Date, the lesser of (i) the outstanding principal balance of the
Amount:                                  Group I Certificates and (ii) the aggregate principal collections on the Group I
                                         Mortgage Loans minus any Group I Subordination Decrease Amount plus any Group I
                                         Subordination Increase Amount.

Group I Senior Principal                 Prior to the Stepdown Date or while a Trigger Event is in effect, the Group I Senior
Distribution Amount:                     Principal Distribution Amount will equal 100% of the Group I Principal Distribution
                                         Amount.

                                         On or after the Stepdown Date, assuming the Trigger Event is not in effect, the Group
                                         I Senior Principal Distribution Amount will equal the lesser of (i) the Group I
                                         Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group I Senior Certificates over the lesser of (a) approximately [60.50%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                         Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor amount.

                                         The remaining principal amount, if any, will be allocated to the Group I Subordinate
                                         Certificates to maintain their respective Group I Stepdown Percentages.

Class AF-5 Principal                     On any Distribution Date, the Class AF-5 Principal Distribution Amount is equal to the
Distribution Amount:                     Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation
                                         Percentage of the Group I Principal Distribution Amount. The Class AF-5 Pro-Rata
                                         Allocation Percentage (the "Class AF-5 Pro-Rata Allocation Percentage") is equal to the outstanding principal balance of the Class AF-5 Certificates divided by the outstanding principal balance of the Group I Senior Certificates.

                                         The Class AF-5 Lockout Percentage is equal to the following:

                                         Distribution Dates           Class AF-5 Lockout Percentage
                                         ------------------           -----------------------------
                                               1 - 36                                0%
                                              37 - 60                               45%
                                              61 - 72                               80%
                                              73 - 84                              100%
                                          85 and therafter                         300%

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-1 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event is
Distribution Amount:                     in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Group I Senior Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior Certificates after distribution of the Group I Senior Principal
                                         Distribution Amount on the related Distribution Date and (b) the outstanding principal balance of the Class MF-1 Certificates immediately prior to the related Distribution
                                         Date over (ii) the lesser of (a) approximately [72.50%] of the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and
                                         (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-2 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event is
Distribution Amount:                     in effect, zero if any of the Group I Senior or Class MF-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Group I Senior and Class
                                         MF-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1
                                         Certificates after distribution of the Group I Senior and Class MF-1 Principal
                                         Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [84.0%] of the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                         Loans as of the last day of the related Due Period minus the Group I OC Floor.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-3 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event is
Distribution Amount:                     in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2 Certificates
                                         remain outstanding; 100% of the Principal Distribution Amount if the Group I Senior,
                                         Class MF-1 and Class MF-2 Certificates have been reduced to zero; (ii) on or after the
                                         Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i)
                                         the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class
                                         MF-1 and Class MF-2 Certificates after distribution of the Group I Senior, Class MF-1 and Class MF-2 Principal Distribution Amounts, respectively, on the related
                                         Distribution Date and (b) the outstanding principal balance of the Class MF-3
                                         Certificates immediately prior to the related Distribution Date over (ii) the lesser of
                                         (a) approximately [94.0%] of the outstanding principal balance of the Group I Mortgage
                                         Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-4 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event is
Distribution Amount:                     in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2 or Class MF-3
                                         Certificates remain outstanding; 100% of the Principal Distribution Amount if the Group
                                         I Senior, Class MF-1, Class MF-2 and Class MF-3 Certificates have been reduced to zero;
                                         (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2 and Class MF-3 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2 and Class MF-3 Principal
                                         Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [95.50%] of the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                         Loans as of the last day of the related Due Period minus the Group I OC Floor.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Principal                       On any Distribution Date, the lesser of (i) the outstanding principal balance of the
Distribution Amount:                     Group II Certificates and (ii) the aggregate principal collections on the Group II
                                         Mortgage Loans minus any Group II Subordination Decrease Amount plus any Group II
                                         Subordination Increase Amount.

Group II Senior Principal                Prior to the Stepdown Date or while a Trigger Event is in effect, the Group II  Senior
Distribution Amount:                     Principal Distribution Amount will equal 100% of the Group II  Principal Distribution
                                         Amount.

                                         On or after the Stepdown Date; assuming the Trigger Event is not in effect, the Group
                                         II Senior Principal Distribution Amount will equal the lesser of (i) the Group II
                                         Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group II Senior Certificates over the lesser of (a) approximately [60.50%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II
                                         Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor amount.

                                         The remaining principal amount, if any, will be allocated to the Group II Subordinate
                                         Certificates to maintain their respective Group II Stepdown Percentages.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-1 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event
Distribution Amount:                     is in effect, zero if any of the Group II Senior Certificates remain outstanding;
                                         100% of the Principal Distribution Amount if the Group II Senior Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior Certificates after distribution of the Group II Senior
                                         Principal Distribution Amount on the related Distribution Date and (b) the outstanding principal balance of the Class MV-1 Certificates immediately prior to the related
                                         Distribution Date over (ii) the lesser of (a) approximately [72.50%] of the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due
                                         Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-2 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event
Distribution Amount:                     is in effect, zero if any of the Group II Senior or Class MV-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Group II Senior and Class
                                         MV-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior and Class MV-1
                                         Certificates after distribution of the Group II Senior and Class MV-1 Principal
                                         Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [84.0%] of the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                         Loans as of the last day of the related Due Period minus the Group II OC Floor.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-3 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event
Distribution Amount:                     is in effect, zero if any of the Group II Senior, Class MV-1 or Class MV-2 Certificates
                                         remain outstanding; 100% of the Principal Distribution Amount if the Group II Senior,
                                         Class MV-1 and Class MV-2 Certificates have been reduced to zero; (ii) on or after the
                                         Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i)
                                         the sum of (a) the aggregate outstanding principal balance of the Group II Senior,
                                         Class MV-1 and Class MV-2 Certificates after distribution of the Group II Senior, Class
                                         MV-1 and Class MV-2 Principal Distribution Amounts, respectively, on the related
                                         Distribution Date and (b) the outstanding principal balance of the Class MV-3
                                         Certificates immediately prior to the related Distribution Date over (ii) the lesser of
                                         (a) approximately [94.0%] of the outstanding principal balance of the Group II Mortgage
                                         Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-4 Principal                     (i) Prior to the Stepdown Date and on any Distribution Date on which a Trigger Event
Distribution Amount:                     is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2 or Class
                                         MV-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the
                                         Group II Senior, Class MV-1, Class MV-2 and Class MV-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1, Class MV-2 and Class MV-3 Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2 and Class MV-3 Principal
                                         Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [95.50%] of the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                         Loans as of the last day of the related Due Period minus the Group II OC Floor.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Net WAC Cap:                    The Certificate Interest Rates of the Group II Senior Certificates and the Group II
                                         Subordinate Certificates adjust monthly and are equal to the lesser of (i) one month
                                         LIBOR plus the applicable margin (the "Formula Rate") and (ii) the Group II Net WAC
                                         Cap. As to any Distribution Date and the Group II Senior Certificates and Group II
                                         Subordinate Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group II Mortgage Loans less the Servicer Fee
                                         Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap                     As to any Distribution Date and the Group II Senior Certificates and Group II
Carryover:                               Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related Class Monthly Interest Amount actually paid for the related class and Distribution Date, (b) any Group II Net WAC Carryover
                                         remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover                As to any Class of Subordinate Certificates and any Distribution Date, the excess, if
Shortfall:                               any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution
                                         Dates over (ii) the amount distributed in respect of the Class Principal Carryover
                                         Shortfall to such Class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover                 As to any class of Subordinate Certificates and any Distribution Date, an amount
Shortfall:                               equal to the sum of (1) the excess of the related Class Monthly Interest Amount for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess at the related
                                         Certificate Interest Rate.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions:                     Collections on the Group I Mortgage Loans will only be available to make distributions on the
                                      Group I Certificates. Collections on the Group II Mortgage Loans will only be available to make distributions on the Group II Certificates.

                                   Funds available for distribution, after reimbursements to the Servicer as permitted under the
                                      Pooling and Servicing Agreement will be made as follows:

Distributions:                     A. Funds received with respect to Group I will be applied as follows:

                                   1. To the Trustee, the Administrative Fee for the related Group and Distribution Date;

                                   2. To the Group I Senior Certificates, pro-rata, to pay accrued interest and any Class
                                         Interest Carryover Shortfalls for such Distribution Date;

                                   3. The remaining amounts pursuant to clause C. below.

                                   B. Funds received with respect to Group II will be applied as follows:

                                   1. To the Trustee, the Administrative Fee for the related Group and Distribution Date;

                                   2. To the Group II Senior Certificates, to pay accrued interest and Class Interest
                                         Carryover Shortfalls for such Distribution Date;

                                   3. The remaining amounts pursuant to clause D. below.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):         C. The remaining amounts not applied pursuant to A. above will be applied as follows:

                                      1. To the Group I Senior Certificates, pro-rata, interest to the extent not paid pursuant to clause A.2 above on the applicable Distribution Date.

                                      2. Sequentially, to the Group I Subordinate Certificates, in that order, accrued interest for the applicable Distribution Date.

                                      3. To the Group I Senior Certificates, the Group I Senior Principal Distribution Amount in
                                         the following order of priority:

                                              (a) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Principal
                                                  Distribution Amount; and

                                              (b) sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class
                                                  AF-5 Certificates, in that order, until the respective Class Principal Balances of such Certificates have been reduced to zero.

                                      4. To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      5. To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      6. To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      7. To the Class MF-4 Certificates, the Class MF-4 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      8. To the Class MF-1 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                      9. To the Class MF-2 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                     10. To the Class MF-3 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                     11. To the Class MF-4 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                     12. To the Trustee, as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1 and B.1 above.

                                     13. Once the Group I Required Overcollateralization Target Amount has been met, to the
                                         Group II Certificiates until the Group II Required Overcollateralization Target Amount
                                         has been met.

                                     14. To the holder of the residual interest, any remaining amount.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):         D. The remaining amounts not applied pursuant to B above will be applied as follows:

                                      1. To the Group II Senior Certificates, interest to the extent not paid pursuant to clause
                                         B.2 above on the applicable Distribution Date.

                                      2. Sequentially, to the Group II Subordinate Certificates, in that order, accrued interest for the applicable Distribution Date.

                                      3. To the Group II Senior Certificates, the Group II Senior Principal Distribution Amount
                                         until the principal balance of such Certificates has been reduced to zero.

                                      4. To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      5. To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      6. To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      7. To the Class MV-4 Certificates, the Class MV-4 Principal Distribution Amount for the
                                         applicable Distribution Date.

                                      8. To the Class MV-1 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                      9. To the Class MV-2 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                     10. To the Class MV-3 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                     11. To the Class MV-4 Certificates, (i) any Class Interest Carryover Shortfall and then
                                         (ii) any Class Principal Carryover Shortfall.

                                     12. To the Trustee, as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1 and B.1 above.

                                     13. Once the Group II Required Overcollateralization Target Amount has been met, to the
                                         Group I Certificiates until the Group I Required Overcollateralization Target Amount
                                         has been met.

                                     14. To the holder of the residual interest, any remaining amount.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:                         - Excess Interest from each Group will be available to cover interest shortfalls and realized losses for both Groups and to help each Group reach its Required
                                              Overcollateralization Target Amount.

                                            - There is no required up-front Overcollateralization deposit. The Required
                                              Overcollateralization Target Amount for Group I will build up to [2.25%] of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date. The Required
                                              Overcollateralization Target Amount for Group II will build up to [2.25%] of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date. The
                                              Required Overcollateralization Target Amount may step down over time.

                                            - Subordination of the Mezzanine Certificates

Group I Credit Enhancement                       Original Percentages                   Stepdown Percentages
Percentages:                                     --------------------                   --------------------
                                               Tranche            Percent            Tranche            Percent
                                               -------            -------            -------            -------
                                              Class AF-1         [19.75]%           Class AF-1         [39.50]%
                                              Class AF-2         [19.75]%           Class AF-1         [39.50]%
                                              Class AF-3         [19.75]%           Class AF-1         [39.50]%
                                              Class AF-4         [19.75]%           Class AF-1         [39.50]%
                                              Class AF-5         [19.75]%           Class AF-1         [39.50]%
                                              Class MF-1         [13.75]%           Class MF-1         [27.50]%
                                              Class MF-2          [8.00]%           Class MF-2         [16.00]%
                                              Class MF-3          [3.00]%           Class MF-3          [6.00]%
                                              Class MF-4          [2.25]%           Class MF-4          [4.50]%

                                              On any Distribution Date, the Senior Enhancement Percentage for Group I will equal (i) the sum of (a) the principal balance of the Group I Subordinate
                                              Certificates and (b) the Group I Overcollateralization Amount, divided by (ii)
                                              the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

Group II Credit Enhancement                      Original Percentages                   Stepdown Percentages
Percentages:                                     --------------------                   --------------------
                                               Tranche            Percent            Tranche            Percent
                                               -------            -------            -------            -------
                                              Class AV           [19.75]%           Class AV           [39.50]%
                                              Class MV-1         [13.75]%           Class MV-1         [27.50]%
                                              Class MV-2          [8.00]%           Class MV-2         [16.00]%
                                              Class MV-3          [3.00]%           Class MV-3          [6.00]%
                                              Class MV-4          [2.25]%           Class MV-4          [4.50]%

                                              On any Distribution Date, the Senior Enhancement Percentage for Group II will equal (i) the sum of (a) the principal balance of the Group II Subordinate
                                              Certificates and (b) the Group II Overcollateralization Amount, divided by (ii)
                                              the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization        On the Closing Date, the trust will issue an aggregate principal amount of Certificates,
Target Amount:                        which is approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution Date, commencing March 25, 2003, to the extent not used to cover realized losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, further reducing the aggregate principal balance of the Certificates below the aggregate principal balance of the Mortgage Loans.
                                      This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization
                                      ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest. Overcollateralization for Group I is "The Group I
                                      Overcollateralization Amount". Overcollateralization for Group II is "The Group II
                                      Overcollateralization Amount".

                                      Prior to the Stepdown Date, the minimum Group I Required Overcollateralization Target
                                      Amount is approximately [2.25%] of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date. On and after the Stepdown Date, provided a Trigger Event has not occurred, the Group I Required Overcollateralization Target Amount may be reduced to approximately [4.50%] of the then current principal balance of the Group I Mortgage Loans after applying payments received for the related collection period, subject to a floor of
                                      0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I
                                      Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group I Certificates in order to maintain the Group I Required Overcollateralization Target Amount (a "Group I Subordination
                                      Increase Amount").

                                      Once the Group I Required Overcollateralization Target Amount has been met, Excess
                                      Interest from Group I may be used to pay principal on the Group II Certificates until the
                                      Group II Required Overcollateralization Target Amount has been met.

                                      Prior to the Stepdown Date, the minimum Group II Required Overcollateralization Target
                                      Amount is approximately [2.25%] of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date. On and after the Stepdown Date, provided a Trigger Event has not occurred, the Group II Required Overcollateralization Target Amount may be reduced to approximately [4.50%] of the then current principal balance of the Group II Mortgage Loans after applying payments received for the related collection period, subject to a floor of
                                      0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off date. If, due to losses, the Group II Overcollateralization Amount is reduced below the Group II
                                      Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to maintain the Group II Required Overcollateralization Target Amount (a "Group II
                                      Subordination Increase Amount").


                                      Once the Group II Required Overcollateralization Target Amount has been met, Excess
                                      Interest from Group II may be used to pay principal on the Group I Certificates until the
                                      Group I Required Overcollateralization Target Amount has been met.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Stepdown Date:       The later to occur of (i) the earlier to occur of (a) the 37th Distribution Date and (b) the
                             Distribution Date on which the certificate principal balance of the Group I Certificates has been reduced to zero and (ii) the first Distribution Date on which the Group I Senior Enhancement
                             Percentage is at least equal to [39.50%].

Group I OC Floor:            [0.50%] of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date.

Group I Trigger Event:       Occurs if (a) the three-month rolling average of the Group I Mortgage Loans that are 60+ days delinquent exceeds [%] of the Group I Senior Enhancement Percentage (Group I Senior Enhancement
                             Percentage is less than or equal to [] times the outstanding principal balance of the Group I
                             Mortgage Loans). 60+ delinquent Group I Mortgage Loans includes the sum of the Group I Mortgage
                             Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy;
                             or

                             (b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date; exceeds the applicable percentages set forth below with respect to such
                             Distribution Date:

                                      Distribution Date                                        Percentage
                                      -----------------                                        ----------

                             March 25, 2006 to February 25, 2007:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2007 to February 25, 2008:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2008 to February 25, 2009:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2009 to February 25, 2010:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2010 and thereafter:             [%]

                             If a Trigger Event occurs, the Group I Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required
                             Overcollateralization Target Amount.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Stepdown Date:      The later to occur of (i) the earlier to occur of (a) the 37th Distribution Date and (b) the
                             Distribution Date on which the certificate principal balance of the Group II Certificates has been reduced to zero and (ii) the first Distribution Date on which the Group II Senior Enhancement
                             Percentage is at least equal to [%].

Group II OC Floor:           [0.50%] of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.

Group II Trigger Event:      Occurs if (a) the three-month rolling average of the Group II Mortgage Loans that are 60+ days delinquent exceeds [%] of the Group II Senior Enhancement Percentage (Group II Senior Enhancement
                             Percentage is less than or equal to [] times the outstanding principal balance of the Group II
                             Mortgage Loans). 60+ delinquent Group II Mortgage Loans includes the sum of the Group II Mortgage
                             Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy;
                             or

                             (b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date; exceeds the applicable percentages set forth below with respect to such
                             Distribution Date:

                                      Distribution Date                                        Percentage
                                      -----------------                                        ----------

                             March 25, 2006 to February 25, 2007:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2007 to February 25, 2008:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2008 to February 25, 2009:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2009 to February 25, 2010:       [%] for the first month, plus an additional 1/12th of [%]
                                                                        for each month thereafter.
                             March 25, 2010 and thereafter:             [%]

                             If a Trigger Event occurs, the Group II Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required
                             Overcollateralization Target Amount.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Optional Termination:                   The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II Mortgage Loans reaches 10% or less of the Cut-Off
                                        Date principal balance of such loans.

- Auction Sale:                         If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the Mortgage Loans and other assets of the trust. The Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding aggregate
                                        Certificate principal balance, accrued and unpaid interest thereon, unreimbursed
                                        Servicer Advances, Delinquency Advances and Compensating Interest, and other amounts as described in the Prospectus Supplement, other than Carryover Amounts.

- Step-up Coupon:                       For either Group I or Group II, if the Optional Termination is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the Certificate Interest Rates on the Group I Certificates will be increased by [0.50%] and the margin for the Group II Certificates will increase by [100%] of the current margin.

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                 SALOMON SMITH BARNEY MORTGAGE FINANCE CONTACTS

    NAME:                       TELEPHONE:                     E-MAIL:
Evan Mitnick                 (212) 723-6621           evan.mitnick@citigroup.com
Director

Matt Bollo                   (212) 723-6375           matthew.bollo@citigroup.com
Vice President

Anthony Beshara              (212) 723-6906           anthony.beshara@citigroup.com
Analyst

Bobbie Theivakumaran         (212) 723-6753           bobbie.theivakumaran@citigroup.com
Analyst

                    SALOMON SMITH BARNEY MBS TRADING CONTACTS

      NAME:                     TELEPHONE:                     E-MAIL:
Jim De Mare                  (212) 723-6217          james.p.demare@citigroup.com
Managing Director

Matt Cherwin                 (212) 723-6217          matthew.cherwin@citigroup.com
Vice President

Michael Leung                (212) 723-6325          michael.leung@citigroup.com
Director

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

           GROUP I SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%             40.0%
--------------------------------------------------------------------------------------------------------------------------
Class AF-1
--------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
--------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
--------------------------------------------------------------------------------------------------------------------------
Window (mo)
--------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Class AF-2
--------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
--------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
--------------------------------------------------------------------------------------------------------------------------
Window (mo)
--------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Class AF-3
--------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
--------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
--------------------------------------------------------------------------------------------------------------------------
Window (mo)
--------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Class AF-4
--------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
--------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
--------------------------------------------------------------------------------------------------------------------------
Window (mo)
--------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Class AF-5
--------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
--------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
--------------------------------------------------------------------------------------------------------------------------
Window (mo)
--------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
--------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

     GROUP I SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION (CONTINUED)

Group I % of (HEP)               0.0%               15.0%                 28.0%                35.0%            45.0%
----------------------------------------------------------------------------------------------------------------------------
Class MF-1
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class MF-2
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class MF-3
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class MF-4
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                   GROUP I SENSITIVITY ANALYSIS - TO MATURITY

Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%             40.0%
-------------------------------------------------------------------------------------------------------------------------
Class AF-1
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class AF-2
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class AF-3
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class AF-4
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class AF-5
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

             GROUP I SENSITIVITY ANALYSIS - TO MATURITY (CONTINUED)

Group I % of (HEP)               0.0%              10.0%              23.0%              30.0%               40.0%
-------------------------------------------------------------------------------------------------------------------------
Class MF-1
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class MF-2
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class MF-3
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class MF-4
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II CPR                     0.0%               15.0%                 28.0%                35.0%            45.0%
----------------------------------------------------------------------------------------------------------------------------
Class AV
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class MV-1
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class MV-2
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class MV-3
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class MV-4
----------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
----------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
----------------------------------------------------------------------------------------------------------------------------
Window (mo)
----------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
----------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II CPR                      0.0%               15.0%               28.0%             35.0%             45.0%
-------------------------------------------------------------------------------------------------------------------------
Class AV
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class MV-1
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class MV-2
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class MV-3
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Class MV-4
-------------------------------------------------------------------------------------------------------------------------
Avg. Life (yrs)
-------------------------------------------------------------------------------------------------------------------------
Mod. Dur. (yrs)
-------------------------------------------------------------------------------------------------------------------------
Window (mo)
-------------------------------------------------------------------------------------------------------------------------
Expected Final Mat.
-------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

NET WAC TABLE - 6 MONTH LIBOR @ []% FOR LIFE

PD    AV    MEZZ    PD    AV    MEZZ    PD    AV    MEZZ
 1   9.59   9.59    36   9.18   9.18    71   8.89   8.89
 2   8.31   8.31    37   8.89   8.89    72   9.18   9.18
 3   8.04   8.04    38   9.18   9.18    73   8.89   8.89
 4   8.04   8.04    39   8.89   8.89    74   9.18   9.18
 5   8.90   8.90    40   8.89   8.89    75   8.89   8.89
 6   8.04   8.04    41   9.84   9.84    76   8.89   8.89
 7   8.31   8.31    42   8.89   8.89    77   9.84   9.84
 8   8.04   8.04    43   9.18   9.18    78   8.89   8.89
 9   8.31   8.31    44   8.89   8.89    79   9.18   9.18
10   8.04   8.04    45   9.18   9.18    80   8.89   8.89
11   8.04   8.04    46   8.89   8.89    81   9.18   9.18
12   8.31   8.31    47   8.89   8.89    82   8.89   8.89
13   8.04   8.04    48   9.18   9.18    83   8.89   8.89
14   8.31   8.31    49   8.89   8.89    84   9.18   9.18
15   8.04   8.04    50   9.18   9.18    85   8.89   8.89
16   8.04   8.04    51   8.89   8.89    86   9.18   9.18
17   8.60   8.60    52   8.89   8.89    87   8.89   8.89
18   8.04   8.04    53   9.84   9.84    88   8.89   8.89
19   8.31   8.31    54   8.89   8.89    89   9.84   9.84
20   8.22   8.22    55   9.18   9.18    90   8.89   8.89
21   9.08   9.08    56   8.89   8.89    91   9.18   9.18
22   8.79   8.79    57   9.18   9.18    92   8.89   8.89
23   8.79   8.79    58   8.89   8.89
24   9.08   9.08    59   8.89   8.89
25   8.79   8.79    60   9.18   9.18
26   9.08   9.08    61   8.89   8.89
27   8.79   8.79    62   9.18   9.18
28   8.79   8.79    63   8.89   8.89
29   9.73   9.73    64   8.89   8.89
30   8.79   8.79    65   9.50   9.50
31   9.12   9.12    66   8.89   8.89
32   8.89   8.89    67   9.18   9.18
33   9.18   9.18    68   8.89   8.89
34   8.89   8.89    69   9.18   9.18
35   8.89   8.89    70   8.89   8.89

Assumptions: 28% CPR for Life, 6-month LIBOR is []% for Life and 1-month LIBOR is []% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

NET WAC CAP TABLE - 6 MONTH LIBOR @ 20.00% FOR LIFE

 PD    AV     MEZZ    PD    AV     MEZZ     PD    AV     MEZZ
 1     9.59    9.59   34   12.89   12.89    67   14.76   14.76
 2     8.31    8.31   35   12.89   12.89    68   14.29   14.29
 3     8.04    8.04   36   13.32   13.32    69   14.76   14.76
 4     8.04    8.04   37   12.92   12.92    70   14.29   14.29
 5     8.90    8.90   38   13.59   13.59    71   14.29   14.29
 6     8.04    8.04   39   14.01   14.01    72   14.76   14.76
 7     8.31    8.31   40   14.01   14.01    73   14.29   14.29
 8     8.04    8.04   41   15.51   15.51    74   14.76   14.76
 9     8.31    8.31   42   14.01   14.01    75   14.29   14.29
10     8.04    8.04   43   14.50   14.50    76   14.29   14.29
11     8.04    8.04   44   14.11   14.11    77   15.82   15.82
12     8.31    8.31   45   14.63   14.63    78   14.29   14.29
13     8.04    8.04   46   14.16   14.16    79   14.76   14.76
14     8.31    8.31   47   14.16   14.16    80   14.29   14.29
15     8.04    8.04   48   14.63   14.63    81   14.76   14.76
16     8.04    8.04   49   14.18   14.18    82   14.29   14.29
17     8.60    8.60   50   14.73   14.73    83   14.29   14.29
18     8.04    8.04   51   14.25   14.25    84   14.76   14.76
19     8.31    8.31   52   14.25   14.25    85   14.29   14.29
20     8.54    8.54   53   15.78   15.78    86   14.76   14.76
21    10.85   10.85   54   14.25   14.25    87   14.29   14.29
22    10.50   10.50   55   14.74   14.74    88   14.29   14.29
23    10.50   10.50   56   14.29   14.29    89   15.82   15.82
24    10.85   10.85   57   14.76   14.76    90   14.29   14.29
25    10.50   10.50   58   14.29   14.29    91   14.76   14.76
26    11.06   11.06   59   14.29   14.29    92   14.29   14.29
27    11.56   11.56   60   14.76   14.76
28    11.56   11.56   61   14.29   14.29
29    12.80   12.80   62   14.76   14.76
30    11.56   11.56   63   14.29   14.29
31    12.03   12.03   64   14.29   14.29
32    12.03   12.03   65   15.27   15.27
33    13.32   13.32   66   14.29   14.29

Assumptions: 28% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is []% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------
                                            COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
-------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                  5,028
TOTAL OUTSTANDING LOAN BALANce               $534,950,442.06
AVERAGE LOAN PRINCIPAL BALANce               $    106,394.28      $25,044.90 - $490,680.25
WA COUPON                                               8.67%                6.00% - 13.94%
WA ORIGINAL TERM (MO.)                                   315                     120 - 360
WA REMAINING TERM (MO.)                                  307                     103 - 358
WA ORIGINAL LTV                                        86.36%              14.23% - 100.00%
WA FICO                                                  662
1ST LIENS (%)                                         100.00%
BALLOONS (%)                                           11.33%
PROPERTY TYPE
     SINGLE FAMILY                                     95.46%
     2-4 FAMILY                                         0.74%
     CONDO                                              1.81%
     COOP                                               0.02%
     PUD                                                1.97%
OCCUPANCY STATUS
    PRIMARY HOME                                       98.91%
    INVESTMENT                                          1.09%

LOAN PURPOSE
    CASH-OUT REFI                                      75.57%
    PURCHASE                                           11.67%
    RATE-TERM REFI                                     12.76%

GEOGRAPHIC DISTRIBUTION                             OH  9.11%
                                                    PA  7.56%
                                                    NY  7.03%
-------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-----------------------------------------------------------------------------------------
                               NUMBER OF
                               MORTGAGE                                    % OF ORIGINAL
  RANGE OF BALANCES ($)         LOANS           ORIGINAL LOAN BALANCE ($)    LOAN BALANCE
-----------------------------------------------------------------------------------------
$ 25,000.01 - $ 50,000.00         534                $ 22,306,642.45             4.13%
  50,000.01 -   75,000.00       1,195                  75,357,230.79            13.96
  75,000.01 -  100,000.00       1,124                  97,484,911.06            18.06
 100,000.01 -  125,000.00         756                  84,853,482.32            15.72
 125,000.01 -  150,000.00         523                  71,361,621.63            13.22
 150,000.01 -  175,000.00         325                  52,726,442.03             9.77
 175,000.01 -  200,000.00         200                  37,489,503.03             6.95
 200,000.01 -  225,000.00         120                  25,625,003.86             4.75
 225,000.01 -  250,000.00          79                  18,803,450.31             3.48
 250,000.01 -  275,000.00          51                  13,387,813.24             2.48
 275,000.01 -  300,000.00          39                  11,234,367.51             2.08
 300,000.01 -  322,700.00          19                   5,910,656.69             1.10
 322,700.01 -  350,000.00          23                   7,761,496.73             1.44
 350,000.01 -  375,000.00          18                   6,510,273.08             1.21
 375,000.01 -  400,000.00          18                   7,080,826.31             1.31
 400,000.01 -  425,000.00           2                     810,383.17             0.15
 425,000.01 -  450,000.00           1                     440,000.00             0.08
 475,000.01 -  500,000.00           1                     493,000.00             0.09
-----------------------------------------------------------------------------------------
          Total                 5,028                $539,637,104.21           100.00%
-----------------------------------------------------------------------------------------

------------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

--------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                 MORTGAGE       STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
 RANGE OF BALANCES ($)            LOANS          DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------------
$ 25,000.01 - $ 50,000.00           552              $ 22,874,539.01                              4.28%
  50,000.01 -   75,000.00         1,206                75,889,854.92                             14.19
  75,000.01 -  100,000.00         1,110                95,955,495.19                             17.94
 100,000.01 -  125,000.00           758                84,737,278.91                             15.84
 125,000.01 -  150,000.00           515                69,969,553.15                             13.08
 150,000.01 -  175,000.00           329                53,261,460.43                              9.96
 175,000.01 -  200,000.00           191                35,719,376.39                              6.68
 200,000.01 -  225,000.00           120                25,542,404.17                              4.77
 225,000.01 -  250,000.00            75                17,767,034.03                              3.32
 250,000.01 -  275,000.00            52                13,568,645.72                              2.54
 275,000.01 -  300,000.00            39                11,177,671.76                              2.09
 300,000.01 -  322,700.00            24                 7,491,652.78                              1.40
 322,700.01 -  350,000.00            18                 6,108,292.87                              1.14
 350,000.01 -  375,000.00            17                 6,123,005.06                              1.14
 375,000.01 -  400,000.00            18                 7,031,168.11                              1.31
 400,000.01 -  425,000.00             2                   805,132.26                              0.15
 425,000.01 -  450,000.00             1                   437,197.05                              0.08
 475,000.01 -  500,000.00             1                   490,680.25                              0.09
--------------------------------------------------------------------------------------------------------------
Total                             5,028              $534,950,442.06                            100.00%
--------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------
                                             MORTGAGE RATES
------------------------------------------------------------------------------------------------------------
                            NUMBER OF
RANGE OF MORTGAGE RATES      MORTGAGE            STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
        (%)                   LOANS                DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------
     6.00% -  6.49%              79                  $ 12,152,200.83                           2.27%
     6.50  -  6.99              203                    29,298,171.82                           5.48
     7.00  -  7.49              360                    44,250,978.55                           8.27
     7.50  -  7.99              761                    89,096,432.38                          16.66
     8.00  -  8.49              625                    70,379,164.39                          13.16
     8.50  -  8.99              970                   105,761,126.65                          19.77
     9.00  -  9.49              589                    57,899,002.46                          10.82
     9.50  -  9.99              678                    64,061,577.37                          11.98
    10.00  - 10.49              243                    20,669,070.43                           3.86
    10.50  - 10.99              253                    20,953,675.66                           3.92
    11.00  - 11.49              109                     8,487,992.39                           1.59
    11.50  - 11.99               85                     6,268,389.23                           1.17
    12.00  - 12.49               33                     2,539,558.74                           0.47
    12.50  - 12.99               25                     1,703,853.63                           0.32
    13.00  - 13.49                8                       852,801.57                           0.16
    13.50  - 13.99                7                       576,445.96                           0.11
------------------------------------------------------------------------------------------------------------
         Total                5,028                  $534,950,442.06                         100.00%
------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------------
                                             ORIGINAL TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO       NUMBER OF MORTGAGE        STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
MATURITY (MONTHS)            LOANS                 DATE LOAN BALANCE ($)                  DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
     97 - 132                  101                   $  6,078,543.10                           1.14%
    133 - 168                    9                        522,219.43                           0.10
    169 - 180                  989                     94,072,762.89                          17.59
    181 - 192                    3                        352,138.55                           0.07
    193 - 204                    4                        270,513.40                           0.05
    205 - 216                    3                        197,684.08                           0.04
    229 - 240                  416                     39,847,179.47                           7.45
    241 - 276                    1                         40,344.32                           0.01
    277 - 312                   63                      6,958,440.19                           1.30
    313 - 348                   23                      2,853,947.27                           0.53
    349 - 360                3,416                    383,756,669.36                          71.74
---------------------------------------------------------------------------------------------------------------
      Total                  5,028                   $534,950,442.06                         100.00%
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                             REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------
REMAINING TERM TO       NUMBER OF MORTGAGE      STATISTICAL CALCULATION         % OF STATISTICAL CALCULATION
MATURITY (MONTHS)             LOANS               DATE LOAN BALANCE ($)                  DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------
     97 - 132                   101                 $  6,078,543.10                         1.14%
    133 - 168                   399                   38,521,638.89                         7.20
    169 - 180                   601                   56,278,789.85                        10.52
    181 - 192                     1                      146,692.13                         0.03
    193 - 204                     4                      270,513.40                         0.05
    205 - 216                     3                      197,684.08                         0.04
    217 - 228                   135                   13,568,702.38                         2.54
    229 - 240                   281                   26,278,477.09                         4.91
    241 - 276                     1                       40,344.32                         0.01
    277 - 312                    63                    6,958,440.19                         1.30
    313 - 324                     3                      342,040.61                         0.06
    325 - 336                     9                    1,126,361.87                         0.21
    337 - 348                 1,010                  115,250,600.84                        21.54
    349 - 360                 2,417                  269,891,613.31                        50.45
-------------------------------------------------------------------------------------------------------------
      Total                   5,028                 $534,950,442.06                       100.00%
-------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------
                                             SEASONING
-------------------------------------------------------------------------------------------------------------
                              NUMBER OF
SEASONING                      MORTGAGE            STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
 (MONTHS)                       LOANS               DATE LOAN BALANCE ($)               DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------
  0 -  6                        1,672                  $174,317,947.61                       32.59%
  7 - 12                        2,043                   219,656,261.71                       41.06
 13 - 18                        1,313                   140,976,232.74                       26.35
-------------------------------------------------------------------------------------------------------------
 Total                          5,028                  $534,950,442.06                      100.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                             ORIGINAL LOAN-TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------
                                NUMBER OF
RANGE OF ORIGINAL                MORTGAGE           STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
 LTV RATIOS (%)                   LOANS              DATE LOAN BALANCE ($)              DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------
 0.01% -  25.00%                     24                  $  1,246,774.56                        0.23%
25.01  -  30.00                      18                     1,066,927.64                        0.20
30.01  -  35.00                      24                     1,252,184.53                        0.23
35.01  -  40.00                      19                     1,174,892.75                        0.22
40.01  -  45.00                      37                     2,805,072.37                        0.52
45.01  -  50.00                      60                     5,728,816.22                        1.07
50.01  -  55.00                      61                     5,597,820.75                        1.05
55.01  -  60.00                      91                     7,793,092.20                        1.46
60.01  -  65.00                     105                     9,289,591.24                        1.74
65.01  -  70.00                     193                    19,974,588.05                        3.73
70.01  -  75.00                     320                    33,473,119.41                        6.26
75.01  -  80.00                     736                    76,575,450.99                       14.31
80.01  -  85.00                     426                    45,468,622.94                        8.50
85.01  -  90.00                     956                   101,186,004.22                       18.92
90.01  -  95.00                     807                    89,127,839.93                       16.66
95.01  - 100.00                   1,151                   133,189,644.26                       24.90
-------------------------------------------------------------------------------------------------------------
    Total                         5,028                  $534,950,442.06                      100.00%
-------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------------------------------------------------------------------------------------
                                             OCCUPANCY TYPE
--------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                 MORTGAGE           STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
OCCUPANCY TYPE                    LOANS              DATE LOAN BALANCE ($)               DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------------
Investor                            82                  $  5,813,444.62                        1.09%
Primary                          4,946                   529,136,997.44                       98.91
--------------------------------------------------------------------------------------------------------------
Total                            5,028                  $534,950,442.06                      100.00%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                             PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------
                               NUMBER OF
                                MORTGAGE            STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
   PROPERTY TYPE                  LOANS               DATE LOAN BALANCE ($)              DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------------
Condo - Single Family              101                  $  9,686,214.52                        1.81%
Coop                                 2                       102,182.67                        0.02
2-4 Family                          30                     3,939,787.63                        0.74
PUD - Single Family                 72                    10,549,622.60                        1.97
Single Family                    4,823                   510,672,634.64                       95.46
--------------------------------------------------------------------------------------------------------------
Total                            5,028                  $534,950,442.06                      100.00%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                             LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------
                               NUMBER OF
                                MORTGAGE            STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
  LOAN PURPOSE                   LOANS                DATE LOAN BALANCE ($)             DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------------
Cash-out Refinance               3,797                  $404,274,130.67                       75.57%
Purchase                           575                    62,429,428.28                       11.67
Rate-term Refinance                656                    68,246,883.11                       12.76
--------------------------------------------------------------------------------------------------------------
Total                            5,028                  $534,950,442.06                      100.00%
--------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------------
                                             DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------
                               NUMBER OF
                                MORTGAGE         STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE               LOANS            DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
Full Doc                         4,913               $520,191,920.08                           97.24%
Stated                             115                 14,758,521.98                            2.76
---------------------------------------------------------------------------------------------------------------
Total                            5,028               $534,950,442.06                          100.00%
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             CREDIT GRADE
----------------------------------------------------------------------------------------------------------------
                                   NUMBER OF
                                    MORTGAGE           STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
CREDIT GRADE                         LOANS              DATE LOAN BALANCE ($)              DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------------
A+                                     865                  $103,535,553.91                       19.35%
A                                      916                   101,389,317.89                       18.95
B+                                     874                    97,138,132.93                       18.16
B                                      912                    94,862,591.46                       17.73
C+                                     682                    67,182,751.38                       12.56
C                                      515                    48,383,966.48                        9.04
C-                                     227                    19,104,966.26                        3.57
Unknown                                 37                     3,353,161.75                        0.63
----------------------------------------------------------------------------------------------------------------
Total                                5,028                  $534,950,442.06                      100.00%
----------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------
                                             GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------------------------------------
                               NUMBER OF
                                MORTGAGE            STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
  STATE                          LOANS                DATE LOAN BALANCE ($)             DATE LOAN BALANCE

-------------------------------------------------------------------------------------------------------------
Alabama                            169                   $14,115,804.08                        2.64%
Arizona                             33                     3,866,448.63                        0.72
Arkansas                            65                     5,173,694.88                        0.97
Colorado                            43                     6,798,336.34                        1.27
Connecticut                         66                     9,064,153.00                        1.69
Delaware                            31                     4,941,474.82                        0.92
Idaho                                6                       490,806.48                        0.09
Illinois                           164                    19,308,114.19                        3.61
Indiana                            385                    32,519,816.38                        6.08
Iowa                                33                     2,462,609.23                        0.46
Kansas                              33                     2,898,946.41                        0.54
Kentucky                           156                    15,165,632.08                        2.83
Louisiana                          122                    10,951,700.62                        2.05
Maine                                9                     1,238,714.15                        0.23
Maryland                            76                    12,383,797.45                        2.31
Massachusetts                       73                    12,145,610.63                        2.27
Michigan                           370                    36,180,744.13                        6.76
Minnesota                           92                    12,371,844.61                        2.31
Mississippi                         69                     5,188,363.97                        0.97
Missouri                           202                    18,448,537.14                        3.45
Montana                              2                       198,221.14                        0.04
Nebraska                            24                     2,015,779.64                        0.38
Nevada                              13                     1,563,550.67                        0.29
New Hampshire                       36                     5,165,299.70                        0.97
New Jersey                         119                    18,010,947.86                        3.37
New Mexico                          14                     1,502,000.79                        0.28
-------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------------
                                             GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------------------------------------------------------------------
                               NUMBER OF
                                MORTGAGE            STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
    STATE                         LOANS                DATE LOAN BALANCE ($)             DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
New York                           257                    37,604,089.70                        7.03
North Carolina                     215                    22,187,946.68                        4.15
North Dakota                         2                       137,536.91                        0.03
Ohio                               480                    48,742,348.54                        9.11
Oklahoma                            29                     2,186,647.25                        0.41
Oregon                              14                     1,696,554.07                        0.32
Pennsylvania                       400                    40,438,793.08                        7.56
Rhode Island                        22                     3,557,464.43                        0.67
South Carolina                     178                    17,916,968.41                        3.35
South Dakota                         2                        99,213.82                        0.02
Tennessee                          329                    32,123,100.10                        6.00
Texas                              330                    30,352,470.45                        5.67
Utah                                15                     2,233,000.48                        0.42
Virginia                           220                    27,125,038.28                        5.07
Washington                          35                     4,919,244.49                        0.92
West Virginia                       33                     2,168,304.38                        0.41
Wisconsin                           57                     6,758,636.68                        1.26
Wyoming                              5                       532,135.29                        0.10
---------------------------------------------------------------------------------------------------------------
Total                            5,028                  $534,950,442.06                      100.00%
---------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------------
                                             PREPAYMENT PENALTY TERM
---------------------------------------------------------------------------------------------------------------
                                NUMBER OF
PREPAY PENALTY TERM              MORTGAGE                STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    (MONTHS)                       LOANS                    DATE LOAN BALANCE ($)      DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
        0                          1,374                      $138,680,436.29                 25.92%
        12                           158                        21,879,144.66                  4.09
        21                             1                            89,477.32                  0.02
        24                           110                        15,007,411.54                  2.81
        30                            39                         4,848,030.91                  0.91
        35                             1                           400,255.30                  0.07
        36                         3,345                       354,045,686.04                 66.18
---------------------------------------------------------------------------------------------------------------
        Total                      5,028                      $534,950,442.06                100.00%
---------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------
                                             LOAN TYPE
------------------------------------------------------------------------------------------------------------
                       Number of Mortgage     Statistical Calculation           % of Statistical Calculation
Loan Type                    Loans              Date Loan Balance ($)                  Date Loan Balance
------------------------------------------------------------------------------------------------------------
Balloon                        546                $ 60,613,516.86                           11.33%
Level Pay                    4,132                 436,334,248.65                           81.57
Fixed Teaser                   350                  38,002,676.55                            7.10
------------------------------------------------------------------------------------------------------------
Total                        5,028                $534,950,442.06                          100.00%
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                             CREDIT SCORE DISTRIBUTION
------------------------------------------------------------------------------------------------------------------
                              NUMBER OF
                               MORTGAGE           STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
CREDIT SCORE RANGE              LOANS              DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------------
    500 - 525                      73                 $  6,466,924.53                             1.21%
    526 - 550                     170                   15,604,720.53                             2.92
    551 - 575                     293                   26,618,411.39                             4.98
    576 - 600                     456                   44,950,479.80                             8.40
    601 - 625                     603                   60,957,646.38                            11.40
    626 - 650                     739                   75,534,839.90                            14.12
    651 - 675                     746                   78,855,222.43                            14.74
    676 - 700                     684                   78,244,793.75                            14.63
    701 - 725                     522                   57,975,899.69                            10.84
    726 - 750                     371                   46,130,077.92                             8.62
    751 - 775                     245                   28,195,772.94                             5.27
    776 - 800                     106                   12,571,665.91                             2.35
    801+                           20                    2,843,986.89                             0.53
------------------------------------------------------------------------------------------------------------------
    Total                       5,028                 $534,950,442.06                           100.00%
------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------
                                           COLLATERAL SUMMARY       RANGES (IF APPLICABLE)
-------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                 1,701
TOTAL OUTSTANDING LOAN BALANCE              $239,898,106.99
AVERAGE LOAN PRINCIPAL BALANCE              $    141,033.57       $29,907.58 - $510,333.27
WA COUPON                                              8.59%                 6.09% - 13.55%
ARM CHARACTERISTICS
   MARGIN                                              7.80%
   FIRST PERIODIC CAP                                  2.88%
   SUBSEQUENT PERIODIC CAP                             1.29%
   LIFETIME MAX                                       15.16%
   LIFETIME MIN                                        8.48%
WA ORIGINAL TERM (MO.)                                  360                      180 - 360
WA REMAINING TERM (MO.)                                 353                      166 - 358
WA ORIGINAL LTV                                       90.13%               27.91% - 100.00%
WA FICO                                                 641
1ST LIENS (%)                                        100.00%
BALLOONS (%)                                           0.00%
LOAN TYPE

   2/6 ARM                                            91.72%
   3/6 ARM                                             8.28%
PROPERTY TYPE

   SINGLE FAMILY                                      93.21%
   2-4 FAMILY                                          0.53%
   CONDO                                               1.92%
   PUD                                                 4.34%
OCCUPANCY STATUS
   PRIMARY HOME                                       99.58%
   INVESTMENT                                          0.42%
LOAN PURPOSE

   CASH-OUT REFI                                      62.51%
   PURCHASE                                           21.60%
   RATE-TERM REFI                                     15.89%
GEOGRAPHIC DISTRIBUTION
                                            MI        10.92%
                                            IL         7.62%
                                            MN         7.39%
-------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Origination Date.

----------------------------------------------------------------------------------------------------------------------
                                             ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
----------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF
                                           MORTGAGE                   ORIGINAL                           % OF ORIGINAL
  RANGE OF BALANCES ($)                     LOANS                    BALANCE ($)                          LOAN BALANCE
----------------------------------------------------------------------------------------------------------------------
$ 25,000.01 - $ 50,000.00                      46                  $  1,939,368.00                            0.80%
  50,000.01 -   75,000.00                     176                    11,426,812.38                            4.74
  75,000.01 -  100,000.00                     239                    21,175,543.65                            8.79
 100,000.01 -  125,000.00                     302                    34,159,184.32                           14.17
 125,000.01 -  150,000.00                     307                    42,070,101.99                           17.46
 150,000.01 -  175,000.00                     241                    39,034,070.85                           16.20
 175,000.01 -  200,000.00                     148                    27,586,433.98                           11.45
 200,000.01 -  225,000.00                      78                    16,522,713.33                            6.86
 225,000.01 -  250,000.00                      58                    13,834,385.93                            5.74
 250,000.01 -  275,000.00                      30                     7,848,164.94                            3.26
 275,000.01 -  300,000.00                      23                     6,604,429.69                            2.74
 300,000.01 -  322,700.00                      16                     4,969,045.82                            2.06
 322,700.01 -  350,000.00                      12                     4,044,035.11                            1.68
 350,000.01 -  375,000.00                       9                     3,237,067.95                            1.34
 375,000.01 -  400,000.00                      11                     4,342,929.85                            1.80
 400,000.01 -  425,000.00                       3                     1,227,974.20                            0.51
 425,000.01 -  450,000.00                       1                       450,000.00                            0.19
 500,000.01 -  525,000.00                       1                       512,504.50                            0.21
----------------------------------------------------------------------------------------------------------------------
           Total                            1,701                  $240,984,766.49                          100.00%
----------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------------------------
                                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF
                                           MORTGAGE          STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
  RANGE OF BALANCES ($)                     LOANS             DATE LOAN BALANCE ($)                  DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------------
$ 25,000.01 - $ 50,000.00                      46                $  1,929,028.10                           0.80%
  50,000.01 -   75,000.00                     176                  11,366,666.52                           4.74
  75,000.01 -  100,000.00                     241                  21,273,512.74                           8.87
 100,000.01 -  125,000.00                     304                  34,302,704.66                          14.30
 125,000.01 -  150,000.00                     308                  42,128,479.94                          17.56
 150,000.01 -  175,000.00                     239                  38,641,590.37                          16.11
 175,000.01 -  200,000.00                     145                  26,937,039.48                          11.23
 200,000.01 -  225,000.00                      78                  16,452,918.55                           6.86
 225,000.01 -  250,000.00                      59                  14,018,603.39                           5.84
 250,000.01 -  275,000.00                      30                   7,841,046.01                           3.27
 275,000.01 -  300,000.00                      23                   6,599,027.63                           2.75
 300,000.01 -  322,700.00                      16                   4,972,296.02                           2.07
 322,700.01 -  350,000.00                      12                   4,058,040.25                           1.69
 350,000.01 -  375,000.00                       8                   2,873,544.39                           1.20
 375,000.01 -  400,000.00                      11                   4,321,368.58                           1.80
 400,000.01 -  425,000.00                       3                   1,224,028.65                           0.51
 425,000.01 -  450,000.00                       1                     447,878.44                           0.19
 500,000.01 -  525,000.00                       1                     510,333.27                           0.21
---------------------------------------------------------------------------------------------------------------------------
           Total                            1,701                $239,898,106.99                         100.00%
---------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------------------------------
                                             MORTGAGE RATES
---------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
RANGE OF MORTGAGE RATES                       MORTGAGE            STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
      (%)                                       LOANS              DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------------------
     6.00% -  6.49%                                14                 $  2,453,200.80                             1.02%
     6.50  -  6.99                                 74                   13,256,564.88                             5.53
     7.00  -  7.49                                108                   17,753,681.77                             7.40
     7.50  -  7.99                                250                   42,026,024.99                            17.52
     8.00  -  8.49                                263                   39,326,979.00                            16.39
     8.50  -  8.99                                357                   48,352,194.80                            20.16
     9.00  -  9.49                                223                   28,636,117.10                            11.94
     9.50  -  9.99                                254                   31,511,622.80                            13.14
    10.00  - 10.49                                 82                    8,753,678.62                             3.65
    10.50  - 10.99                                 59                    6,557,977.72                             2.73
    11.00  - 11.49                                  8                      597,228.74                             0.25
    11.50  - 11.99                                  6                      384,855.39                             0.16
    12.00  - 12.49                                  2                      249,396.01                             0.10
    13.50  - 13.99                                  1                       38,584.37                             0.02
---------------------------------------------------------------------------------------------------------------------------------
         Total                                  1,701                 $239,898,106.99                           100.00%
---------------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------
                                             ORIGINAL TERM TO MATURITY
------------------------------------------------------------------------------------------------------------
                          NUMBER OF
ORIGINAL TERM TO           MORTGAGE            STATISTICAL CALCULATION          % OF STATISTICAL CALCULATION
MATURITY (MONTHS)           LOANS               DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------
    169 - 204                   1                  $     52,466.38                           0.02%
    205 - 240                   2                       354,260.18                           0.15
    277 - 312                   3                       296,680.12                           0.12
    349 - 360               1,695                   239,194,700.31                          99.71
------------------------------------------------------------------------------------------------------------
      Total                 1,701                  $239,898,106.99                         100.00%
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                             REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------
REMAINING TERM            NUMBER OF
 TO MATURITY               MORTGAGE           STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
  (MONTHS)                  LOANS              DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------
   133 - 168                    1                  $     52,466.38                             0.02%
   205 - 240                    2                       354,260.18                             0.15
   277 - 312                    3                       296,680.12                             0.12
   313 - 348                   44                     4,928,782.60                             2.05
   349 - 360                1,651                   234,265,917.71                            97.65
-------------------------------------------------------------------------------------------------------------
     Total                  1,701                  $239,898,106.99                           100.00%
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                             SEASONING
------------------------------------------------------------------------------------------------------------
                          NUMBER OF
SEASONING                  MORTGAGE           STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
(MONTHS)                    LOANS              DATE LOAN BALANCE ($)                  DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------
   0 - 6                      646                 $103,673,294.63                            43.22%
  7 - 12                    1,017                  132,177,092.36                            55.10
 13 - 18                       38                    4,047,720.00                             1.69
------------------------------------------------------------------------------------------------------------
  Total                     1,701                 $239,898,106.99                           100.00%
------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------------
                                             ORIGINAL LOAN-TO-VALUE RATIO
------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
RANGE OF ORIGINAL                MORTGAGE        STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
  LTV RATIO (%)                   LOANS           DATE LOAN BALANCE ($)                     DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------------
25.01% -  30.00%                      3              $    177,097.11                              0.07%
35.01  -  40.00                       4                   452,435.79                              0.19
40.01  -  45.00                       4                   157,088.26                              0.07
45.01  -  50.00                       3                   292,431.66                              0.12
50.01  -  55.00                       6                 1,084,747.57                              0.45
55.01  -  60.00                       5                   361,663.52                              0.15
60.01  -  65.00                      13                 1,803,563.90                              0.75
65.01  -  70.00                      28                 3,320,590.24                              1.38
70.01  -  75.00                      63                 8,690,947.25                              3.62
75.01  -  80.00                     222                29,989,402.13                             12.50
80.01  -  85.00                     138                19,180,782.18                              8.00
85.01  -  90.00                     414                56,902,105.37                             23.72
90.01  -  95.00                     353                54,596,022.08                             22.76
95.01  - 100.00                     445                62,889,229.93                             26.21
------------------------------------------------------------------------------------------------------------------
     Total                        1,701              $239,898,106.99                            100.00%
------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------------
                                             OCCUPANCY TYPE
----------------------------------------------------------------------------------------------------------------
                            NUMBER OF
                             MORTGAGE         STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
OCCUPANCY TYPE                LOANS             DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------------
Investor                          8               $    998,993.97                              0.42%
Primary                       1,693                238,899,113.02                             99.58
----------------------------------------------------------------------------------------------------------------
Total                         1,701               $239,898,106.99                            100.00%
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                             PROPERTY TYPE
------------------------------------------------------------------------------------------------------------
                               NUMBER OF
                                MORTGAGE         STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
    PROPERTY TYPE                LOANS            DATE LOAN BALANCE ($)               DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------
Condo - Single Family               37               $  4,598,145.02                        1.92%
PUD - Single Family                 58                 10,420,359.32                        4.34
Single Family                    1,599                223,609,602.91                       93.21
2-4 Family                           7                  1,269,999.74                        0.53
------------------------------------------------------------------------------------------------------------
Total                            1,701               $239,898,106.99                      100.00%
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                             LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------------
                              NUMBER OF
                               MORTGAGE          STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
   LOAN PURPOSE                 LOANS             DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------
Cash-out Refinance              1,058                $149,956,982.09                            62.51%
Purchase                          363                  51,810,899.97                            21.60
Rate-term Refinance               280                  38,130,224.93                            15.89
-----------------------------------------------------------------------------------------------------------------
Total                           1,701                $239,898,106.99                           100.00%
-----------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------------
                                             DOCUMENTATION TYPE
-----------------------------------------------------------------------------------------------------------------
                               NUMBER OF
DOCUMENTATION                   MORTGAGE         STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
    TYPE                         LOANS            DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------
Full Doc                         1,648               $231,293,442.25                            96.41%
Stated                              53                  8,604,664.74                             3.59
-----------------------------------------------------------------------------------------------------------------
Total                            1,701               $239,898,106.99                           100.00%
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             CREDIT GRADE
---------------------------------------------------------------------------------------------------------------
                         NUMBER OF MORTGAGE      STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
RISK GRADE                    LOANS               DATE LOAN BALANCE ($)                  DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
A+                              177                  $ 24,818,520.73                          10.35%
A                               194                    29,387,039.75                          12.25
B+                              317                    45,111,822.07                          18.80
B                               348                    51,407,554.90                          21.43
C+                              284                    38,838,653.49                          16.19
C                               265                    36,378,591.82                          15.16
C-                              114                    13,634,337.47                           5.68
Unknown                           2                       321,586.76                           0.13
---------------------------------------------------------------------------------------------------------------
Total                         1,701                  $239,898,106.99                         100.00%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             LOAN TYPE
---------------------------------------------------------------------------------------------------------------
                        NUMBER OF
                         MORTGAGE             STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
LOAN TYPE                 LOANS                DATE LOAN BALANCE ($)                     DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
2/28 ARM                  1,559                   $220,045,455.51                             91.72%
3/27 ARM                    142                     19,852,651.48                              8.28
---------------------------------------------------------------------------------------------------------------
Total                     1,701                   $239,898,106.99                            100.00%
---------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------------------------------------------------------------------------------------------
                                             GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------------------------------------------
                            NUMBER OF MORTGAGE   STATISTICAL CALCULATION                % OF STATISTICAL CALCULATION
    STATE                          LOANS          DATE LOAN BALANCE ($)                       DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------------------
Alabama                             28               $ 3,114,580.08                                 1.30%
Arizona                             54                 7,512,117.99                                 3.13
Arkansas                            11                 1,038,358.62                                 0.43
Colorado                            55                 9,841,486.18                                 4.10
Connecticut                         43                 7,892,772.24                                 3.29
Delaware                             8                 1,246,314.78                                 0.52
Idaho                                1                   112,378.32                                 0.05
Illinois                           120                18,288,423.66                                 7.62
Indiana                             76                 8,543,503.58                                 3.56
Iowa                                13                   870,589.43                                 0.36
Kansas                              17                 2,313,623.94                                 0.96
Kentucky                            33                 3,849,291.49                                 1.60
Louisiana                           35                 4,360,593.16                                 1.82
Maine                                3                   369,134.27                                 0.15
Maryland                            44                 7,496,634.20                                 3.12
Massachusetts                       35                 6,318,080.83                                 2.63
Michigan                           193                26,208,638.86                                10.92
Minnesota                          105                17,722,011.89                                 7.39
Mississippi                         13                 1,543,300.53                                 0.64
Missouri                            92                10,662,718.38                                 4.44
Montana                              3                   460,245.99                                 0.19
Nebraska                            10                   947,181.37                                 0.39
Nevada                              20                 3,094,146.01                                 1.29
New Hampshire                       16                 2,571,241.52                                 1.07
New Jersey                          44                 6,578,077.04                                 2.74
New Mexico                           4                   653,201.86                                 0.27
--------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

-----------------------------------------------------------------------------------------------------------------------
                                             GEOGRAPHICAL DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF MORTGAGE     STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
  STATE                                LOANS             DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
New York                                  15                   3,387,955.64                             1.41
North Carolina                           104                  14,194,079.86                             5.92
Ohio                                     136                  16,734,818.94                             6.98
Oklahoma                                   3                     592,931.20                             0.25
Oregon                                    17                   2,729,185.99                             1.14
Pennsylvania                              57                   7,363,401.89                             3.07
Rhode Island                              15                   2,348,299.42                             0.98
South Carolina                            42                   5,375,697.25                             2.24
Tennessee                                 79                  10,502,044.23                             4.38
Texas                                     33                   5,129,146.83                             2.14
Utah                                       6                     812,120.57                             0.34
Virginia                                  47                   7,442,075.22                             3.10
Washington                                30                   5,082,315.38                             2.12
West Virginia                              7                     555,558.24                             0.23
Wisconsin                                 33                   3,865,975.37                             1.61
Wyoming                                    1                     173,854.74                             0.07
-----------------------------------------------------------------------------------------------------------------------
Total                                  1,701                $239,898,106.99                           100.00%
-----------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------------------
                                             GROSS MARGINS
-------------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF
RANGE OF GROSS MARGINS                     MORTGAGE       STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
        (%)                                 LOANS          DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------------------
    1.50% -  1.99%                              1             $    125,215.05                             0.05%
    2.00  -  2.49                               1                  141,998.08                             0.06
    4.00  -  4.49                               5                  539,500.70                             0.22
    4.50  -  4.99                               9                1,880,191.88                             0.78
    5.00  -  5.49                              18                2,801,623.77                             1.17
    5.50  -  5.99                              46                6,746,066.55                             2.81
    6.00  -  6.49                              98               14,226,730.76                             5.93
    6.50  -  6.99                             148               22,702,758.16                             9.46
    7.00  -  7.49                             268               41,076,385.37                            17.12
    7.50  -  7.99                             312               46,189,961.69                            19.25
    8.00  -  8.49                             275               37,346,932.18                            15.57
    8.50  -  8.99                             248               32,513,309.77                            13.55
    9.00  -  9.49                             143               19,248,675.27                             8.02
    9.50  -  9.99                              85                9,690,707.47                             4.04
   10.00  - 10.49                              29                3,337,139.02                             1.39
   10.50  - 10.99                              10                1,009,035.83                             0.42
   11.00  - 11.49                               2                  151,671.19                             0.06
   11.50  - 11.99                               2                  131,619.88                             0.05
   12.00  - 12.49                               1                   38,584.37                             0.02
-------------------------------------------------------------------------------------------------------------------------
       Total                                1,701             $239,898,106.99                           100.00%
-------------------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------
                                      NEXT INTEREST ADJUSTMENT DATE
----------------------------------------------------------------------------------------------------------
                        NUMBER OF
  NEXT INTEREST          MORTGAGE           STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
ADJUSTMENT DATE           LOANS              DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------
Nov-03                        2                $    185,300.17                             0.08%
Dec-03                        7                     839,583.97                             0.35
Jan-04                       23                   2,281,623.55                             0.95
Feb-04                       44                   5,633,808.66                             2.35
Mar-04                       81                  11,136,741.22                             4.64
Apr-04                       72                   9,882,722.03                             4.12
May-04                      142                  17,370,584.74                             7.24
Jun-04                      383                  48,703,883.17                            20.30
Jul-04                      228                  31,374,113.82                            13.08
Aug-04                      188                  28,572,685.26                            11.91
Sep-04                      166                  26,356,361.39                            10.99
Oct-04                      129                  21,423,881.68                             8.93
Nov-04                       93                  16,083,408.23                             6.70
Dec-04                        2                     348,470.16                             0.15
Jan-05                        5                     593,499.77                             0.25
Feb-05                       12                   1,280,710.85                             0.53
Mar-05                        3                     313,166.16                             0.13
Apr-05                        7                     922,866.85                             0.38
May-05                        8                   1,080,868.25                             0.45
Jun-05                       16                   1,978,970.33                             0.82
Jul-05                       20                   2,406,866.58                             1.00
Aug-05                       17                   2,575,258.77                             1.07
Sep-05                       23                   3,662,821.52                             1.53
Oct-05                       20                   3,225,923.11                             1.34
Nov-05                        9                   1,512,893.91                             0.63
Dec-05                        1                     151,092.84                             0.06
----------------------------------------------------------------------------------------------------------
Total                     1,701                $239,898,106.99                           100.00%
----------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------
                                                MAXIMUM RATES
-------------------------------------------------------------------------------------------------------------
                        NUMBER OF
RANGE OF MAXIMUM        MORTGAGE            STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
   RATES (%)             LOANS               DATE LOAN BALANCE ($)                     DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------
 9.00% -  9.49%              2                  $    444,414.85                              0.19%
10.00  - 10.49               2                       256,607.16                              0.11
10.50  - 10.99               2                       349,724.88                              0.15
11.00  - 11.49               2                       229,080.09                              0.10
11.50  - 11.99               1                       177,880.90                              0.07
12.00  - 12.49               7                     1,078,592.99                              0.45
12.50  - 12.99              24                     3,785,969.93                              1.58
13.00  - 13.49              53                     8,020,443.52                              3.34
13.50  - 13.99             162                    27,028,386.62                             11.27
14.00  - 14.49             172                    25,538,632.02                             10.65
14.50  - 14.99             308                    45,799,736.66                             19.09
15.00  - 15.49             243                    35,332,279.73                             14.73
15.50  - 15.99             298                    39,113,020.32                             16.30
16.00  - 16.49             175                    22,220,175.54                              9.26
16.50  - 16.99             159                    20,484,020.27                              8.54
17.00  - 17.49              43                     4,902,442.07                              2.04
17.50  - 17.99              34                     3,752,669.21                              1.56
18.00  - 18.49              12                     1,270,855.13                              0.53
18.50  - 18.99               1                        74,590.73                              0.03
       > 19.00%              1                        38,584.37                              0.02
-------------------------------------------------------------------------------------------------------------
     Total               1,701                  $239,898,106.99                            100.00%
-------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------
                                                MINIMUM RATES
------------------------------------------------------------------------------------------------------------
                        NUMBER OF
RANGE OF MINIMUM         MORTGAGE            STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
   RATES (%)              LOANS               DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------
 4.00% -  4.49%               2                 $    245,614.59                             0.10%
 4.50  -  4.99                5                    1,185,520.45                             0.49
 5.00  -  5.49                5                    1,153,199.06                             0.48
 5.50  -  5.99                6                    1,056,388.94                             0.44
 6.00  -  6.49               23                    3,164,185.22                             1.32
 6.50  -  6.99               80                   13,645,261.62                             5.69
 7.00  -  7.49              129                   21,602,859.70                             9.01
 7.50  -  7.99              243                   40,045,487.25                            16.69
 8.00  -  8.49              264                   39,297,635.25                            16.38
 8.50  -  8.99              344                   46,444,512.67                            19.36
 9.00  -  9.49              218                   28,006,860.81                            11.67
 9.50  -  9.99              239                   28,962,695.93                            12.07
10.00  - 10.49               72                    7,835,717.56                             3.27
10.50  - 10.99               54                    5,982,103.43                             2.49
11.00  - 11.49                8                      597,228.74                             0.25
11.50  - 11.99                6                      384,855.39                             0.16
12.00  - 12.49                2                      249,396.01                             0.10
13.50  - 13.99                1                       38,584.37                             0.02
------------------------------------------------------------------------------------------------------------
    Total                 1,701                 $239,898,106.99                           100.00%
------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------
                                         INITIAL PERIODIC RATE CAP
------------------------------------------------------------------------------------------------------------
                        NUMBER OF
INITIAL PERIODIC        MORTGAGE            STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
  RATE CAP (%)           LOANS               DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
------------------------------------------------------------------------------------------------------------
     1.00%                    7                 $    883,356.58                             0.37%
     1.50                    28                    2,991,397.44                             1.25
     2.00                   200                   21,344,723.16                             8.90
     2.20                     1                      113,510.95                             0.05
     3.00                 1,465                  214,565,118.86                            89.44
------------------------------------------------------------------------------------------------------------
    Total                 1,701                 $239,898,106.99                           100.00%
-------------------------------------------- ---------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                         SUBSEQUENT PERIODIC RATE CAP
--------------------------------------------------------------------------------------------------------------
                          NUMBER OF
SUBSEQUENT PERIODIC       MORTGAGE            STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
    RATE CAP (%)           LOANS               DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------------
      1.00%                  850                  $ 110,727,871.53                          46.16%
      1.50                   736                    117,336,524.76                          48.91
      2.00                   115                     11,833,710.70                           4.93
--------------------------------------------------------------------------------------------------------------
     Total                 1,701                  $ 239,898,106.99                         100.00%
--------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------------
                                             PREPAYMENT PENALTY TERM
----------------------------------------------------------------------------------------------------------------
Prepay Penalty   Number of Mortgage           Statistical Calculation               % of Statistical Calculation
 Term (months)         Loans                   Date Loan Balance ($)                     Date Loan Balance
----------------------------------------------------------------------------------------------------------------
       0                 340                      $ 53,350,185.00                              22.24%
      12                  33                         5,589,047.91                               2.33
      18                   1                           129,985.91                               0.05
      24                 525                        73,095,611.91                              30.47
      25                   1                           104,751.50                               0.04
      30                  25                         3,178,199.33                               1.32
      36                 776                       104,450,325.43                              43.54
----------------------------------------------------------------------------------------------------------------
   Total               1,701                      $239,898,106.99                             100.00%
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                             CREDIT SCORE DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------
                        NUMBER OF
                         MORTGAGE            STATISTICAL CALCULATION               % OF STATISTICAL CALCULATION
CREDIT SCORE RANGE        LOANS               DATE LOAN BALANCE ($)                      DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
     500 - 525               26                  $  3,196,662.35                                1.33%
     526 - 550               57                     7,196,869.79                                3.00
    5f51 - 575              150                    21,229,490.42                                8.85
     576 - 600              199                    27,021,392.55                               11.26
     601 - 625              253                    36,105,271.53                               15.05
     626 - 650              312                    45,070,789.64                               18.79
     651 - 675              273                    37,948,465.74                               15.82
     676 - 700              179                    26,321,540.45                               10.97
     701 - 725              112                    16,091,892.08                                6.71
     726 - 750               72                    10,348,023.92                                4.31
     751 - 775               56                     7,533,543.59                                3.14
     776 - 800                9                     1,356,800.21                                0.57
     801+                     3                       477,364.72                                0.20
---------------------------------------------------------------------------------------------------------------
       Total              1,701                  $239,898,106.99                              100.00%
---------------------------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------
                                          COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                6,729
TOTAL OUTSTANDING LOAN BALANCE             $774,848,549.05
AVERAGE LOAN PRINCIPAL BALANCE             $    115,150.62           $25,044.90 - $510,333.27
WA COUPON                                             8.65%                     6.00% - 13.94%
WA ORIGINAL TERM (MO.)                                 329                          120 - 360
WA REMAINING TERM (MO.)                                321                          103 - 358
WA ORIGINAL LTV                                      87.53%                    14.23% - 100.00%
WA FICO                                                655
1ST LIENS (%)                                       100.00%
BALLOONS (%)                                          7.82%
LOAN TYPE

      FIXED                                          69.04%
      2/6 ARM                                        28.40%
      3/6 ARM                                         2.56%
PROPERTY TYPE

       SINGLE FAMILY                                 94.76%
       2-4 FAMILY                                     0.67%
       CONDO                                          1.84%
       PUD                                            2.71%
       COOP                                           0.01%
OCCUPANCY STATUS
        PRIMARY HOME                                 99.12%
        INVESTMENT                                    0.88%
LOAN PURPOSE

   CASH-OUT REFINANCE                                71.53%
   PURCHASE                                          14.74%
   RATE/TERM REFI                                    13.73%
GEOGRAPHIC DISTRIBUTION
                                                 OH   8.45%
                                                 MI   8.05%
                                                 PA   6.17%
-----------------------------------------------------------------------------------------------

--------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Origination Date.

-----------------------------------------------------------------------------------------
                         ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------
                                    NUMBER OF
                                     MORTGAGE         ORIGINAL              % OF ORIGINAL
  RANGE OF BALANCES ($)               LOANS        LOAN BALANCE ($)          LOAN BALANCE
-----------------------------------------------------------------------------------------
$ 25,000.01 - $ 50,000.00               580        $ 24,246,010.45               3.11%
  50,000.01 -   75,000.00             1,371          86,784,043.17              11.12
  75,000.01 -  100,000.00             1,363         118,660,454.71              15.20
 100,000.01 -  125,000.00             1,058         119,012,666.64              15.25
 125,000.01 -  150,000.00               830         113,431,723.62              14.53
 150,000.01 -  175,000.00               566          91,760,512.88              11.75
 175,000.01 -  200,000.00               348          65,075,937.01               8.34
 200,000.01 -  225,000.00               198          42,147,717.19               5.40
 225,000.01 -  250,000.00               137          32,637,836.24               4.18
 250,000.01 -  275,000.00                81          21,235,978.18               2.72
 275,000.01 -  300,000.00                62          17,838,797.20               2.29
 300,000.01 -  322,700.00                35          10,879,702.51               1.39
 322,700.01 -  350,000.00                35          11,805,531.84               1.51
 350,000.01 -  375,000.00                27           9,747,341.03               1.25
 375,000.01 -  400,000.00                29          11,423,756.16               1.46
 400,000.01 -  425,000.00                 5           2,038,357.37               0.26
 425,000.01 -  450,000.00                 2             890,000.00               0.11
 475,000.01 -  500,000.00                 1             493,000.00               0.06
 500,000.01 -  525,000.00                 1             512,504.50               0.07
-----------------------------------------------------------------------------------------
Total                                 6,729        $780,621,870.70             100.00%
-----------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------
                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------
                                    NUMBER OF
                                     MORTGAGE         ORIGINAL              % OF ORIGINAL
 RANGE OF BALANCES ($)                LOANS        LOAN BALANCE ($)          LOAN BALANCE
-----------------------------------------------------------------------------------------
$ 25,000.01 - $ 50,000.00               598        $ 24,803,567.11               3.20%
  50,000.01 -   75,000.00             1,382          87,256,521.44              11.26
  75,000.01 -  100,000.00             1,351         117,229,007.93              15.13
 100,000.01 -  125,000.00             1,062         119,039,983.57              15.36
 125,000.01 -  150,000.00               823         112,098,033.09              14.47
 150,000.01 -  175,000.00               568          91,903,050.80              11.86
 175,000.01 -  200,000.00               336          62,656,415.87               8.09
 200,000.01 -  225,000.00               198          41,995,322.72               5.42
 225,000.01 -  250,000.00               134          31,785,637.42               4.10
 250,000.01 -  275,000.00                82          21,409,691.73               2.76
 275,000.01 -  300,000.00                62          17,776,699.39               2.29
 300,000.01 -  322,700.00                40          12,463,948.80               1.61
 322,700.01 -  350,000.00                30          10,166,333.12               1.31
 350,000.01 -  375,000.00                25           8,996,549.45               1.16
 375,000.01 -  400,000.00                29          11,352,536.69               1.47
 400,000.01 -  425,000.00                 5           2,029,160.91               0.26
 425,000.01 -  450,000.00                 2             885,075.49               0.11
 475,000.01 -  500,000.00                 1             490,680.25               0.06
 500,000.01 -  525,000.00                 1             510,333.27               0.07
-----------------------------------------------------------------------------------------
Total                                 6,729        $774,848,549.05             100.00%
-----------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------
                                        MORTGAGE RATES
----------------------------------------------------------------------------------------------------
                                    NUMBER OF       STATISTICAL
                                     MORTGAGE     CALCULATION DATE      % OF STATISTICAL CALCULATION
RANGE OF MORTGAGE RATES ($)           LOANS        LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------
       6.00% -  6.49%                    93        $ 14,605,401.63                  1.88%
       6.50  -  6.99                    277          42,554,736.70                  5.49
       7.00  -  7.49                    468          62,004,660.32                  8.00
       7.50  -  7.99                  1,011         131,122,457.37                 16.92
       8.00  -  8.49                    888         109,706,143.39                 14.16
       8.50  -  8.99                  1,327         154,113,321.45                 19.89
       9.00  -  9.49                    812          86,535,119.56                 11.17
       9.50  -  9.99                    932          95,573,200.17                 12.33
      10.00  - 10.49                    325          29,422,749.05                  3.80
      10.50  - 10.99                    312          27,511,653.38                  3.55
      11.00  - 11.49                    117           9,085,221.13                  1.17
      11.50  - 11.99                     91           6,653,244.62                  0.86
      12.00  - 12.49                     35           2,788,954.75                  0.36
      12.50  - 12.99                     25           1,703,853.63                  0.22
      13.00  - 13.49                      8             852,801.57                  0.11
      13.50  - 13.99                      8             615,030.33                  0.08
----------------------------------------------------------------------------------------------------
           Total                      6,729        $774,848,549.05                100.00%
----------------------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..

-------------------------------------------------------------------------------------------
                                ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------------------
                      NUMBER OF
ORIGINAL TERM TO      MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
MATURITY (MONTHS)       LOANS        DATE LOAN BALANCE ($)           DATE LOAN BALANCE
-------------------------------------------------------------------------------------------
     97 - 132             101           $  6,078,543.10                    0.78%
    133 - 168               9                522,219.43                    0.07
    169 - 180             990             94,125,229.27                   12.15
    181 - 192               3                352,138.55                    0.05
    193 - 204               4                270,513.40                    0.03
    205 - 240             421             40,399,123.73                    5.21
    241 - 276               1                 40,344.32                    0.01
    277 - 312              66              7,255,120.31                    0.94
    313 - 348              23              2,853,947.27                    0.37
    349 - 360           5,111            622,951,369.67                   80.40
-------------------------------------------------------------------------------------------
      Total             6,729           $774,848,549.05                  100.00%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                 REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------
                      NUMBER OF
REMAINING TERM TO     MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
MATURITY (MONTHS)       LOANS        DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-------------------------------------------------------------------------------------------
     97 - 132             101            $  6,078,543.10                     0.78%
    133 - 168             400              38,574,105.27                     4.98
    169 - 180             601              56,278,789.85                     7.26
    181 - 192               1                 146,692.13                     0.02
    193 - 204               4                 270,513.40                     0.03
    205 - 216               3                 197,684.08                     0.03
    217 - 228             135              13,568,702.38                     1.75
    229 - 240             283              26,632,737.27                     3.44
    241 - 276               1                  40,344.32                     0.01
    277 - 312              66               7,255,120.31                     0.94
    313 - 324               3                 342,040.61                     0.04
    325 - 336               9               1,126,361.87                     0.15
    337 - 348           1,054             120,179,383.44                    15.51
    349 - 360           4,068             504,157,531.02                    65.07
-------------------------------------------------------------------------------------------
     Total              6,729            $774,848,549.05                   100.00%
-------------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..

------------------------------------------------------------------------------------------
                                        SEASONING
------------------------------------------------------------------------------------------
                  NUMBER OF
SEASONING         MORTGAGE      STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
(MONTHS)            LOANS       DATE LOAN BALANCE ($)               DATE LOAN BALANCE
------------------------------------------------------------------------------------------
  0 -  6            2,318           $277,991,242.24                        35.88%
  7 - 12            3,060            351,833,354.07                        45.41
 13 - 18            1,351            145,023,952.74                        18.72
------------------------------------------------------------------------------------------
  Total             6,729           $774,848,549.05                       100.00%
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                ORIGINAL LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------------------------
                        NUMBER OF
RANGE OF ORIGINAL       MORTGAGE       STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  LTV RATIO (%)          LOANS           DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------------
 0.01% -  25.00%            24             $  1,246,774.56                        0.16%
25.01  -  30.00             21                1,244,024.75                        0.16
30.01  -  35.00             24                1,252,184.53                        0.16
35.01  -  40.00             23                1,627,328.54                        0.21
40.01  -  45.00             41                2,962,160.63                        0.38
45.01  -  50.00             63                6,021,247.88                        0.78
50.01  -  55.00             67                6,682,568.32                        0.86
55.01  -  60.00             96                8,154,755.72                        1.05
60.01  -  65.00            118               11,093,155.14                        1.43
65.01  -  70.00            221               23,295,178.29                        3.01
70.01  -  75.00            383               42,164,066.66                        5.44
75.01  -  80.00            958              106,564,853.12                       13.75
80.01  -  85.00            564               64,649,405.12                        8.34
85.01  -  90.00           1370              158,088,109.59                       20.40
90.01  -  95.00           1160              143,723,862.01                       18.55
95.01  - 100.00           1596              196,078,874.19                       25.31
----------------------------------------------------------------------------------------------
    Total                6,729             $774,848,549.05                      100.00%
----------------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------
                                      OCCUPANCY TYPE
----------------------------------------------------------------------------------------------
                      NUMBER OF
                      MORTGAGE        STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
OCCUPANCY TYPE         LOANS            DATE LOAN BALANCE ($)        DATE LOAN BALANCE
----------------------------------------------------------------------------------------------
Investor                  90              $  6,812,438.59                   0.88%
Primary                6,639               768,036,110.46                  99.12
----------------------------------------------------------------------------------------------
Total                  6,729              $774,848,549.05                 100.00%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                        PROPERTY TYPE
----------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  PROPERTY TYPE              LOANS        DATE LOAN BALANCE ($)         DATE LOAN BALANCE
----------------------------------------------------------------------------------------------
Condo - Single Family         138           $ 14,284,359.54                    1.84%
Coop                            2                102,182.67                    0.01
2-4 Family                     37              5,209,787.37                    0.67
PUD - Single Family           130             20,969,981.92                    2.71
Single Family               6,422            734,282,237.55                   94.76
----------------------------------------------------------------------------------------------
Total                       6,729           $774,848,549.05                  100.00%
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                         LOAN PURPOSE
--------------------------------------------------------------------------------------------
                       NUMBER OF
                       MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   LOAN PURPOSE          LOANS        DATE LOAN BALANCE ($)           DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
Cash-out Refinance       4,855        $554,231,112.76                         71.53%
Purchase                   938         114,240,328.25                         14.74
Rate-term Refinance        936         106,377,108.04                         13.73
--------------------------------------------------------------------------------------------
Total                    6,729        $774,848,549.05                        100.00%
--------------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.


--------------------------------------------------------------------------------------------
                                    DOCUMENTATION TYPE
--------------------------------------------------------------------------------------------
                         NUMBER OF
                          MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE         LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
Full Doc                   6,561        $751,485,362.33                    96.98%
Stated                       168          23,363,186.72                     3.02
--------------------------------------------------------------------------------------------
Total                      6,729        $774,848,549.05                   100.00%
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                        CREDIT GRADE
-----------------------------------------------------------------------------------------
                  NUMBER OF
                  MORTGAGE      STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
CREDIT GRADE       LOANS         DATE LOAN BALANCE ($)             DATE LOAN BALANCE
-----------------------------------------------------------------------------------------
A+                 1,042            $128,354,074.64                     16.57%
A                  1,110             130,776,357.64                     16.88
B+                 1,191             142,249,955.00                     18.36
B                  1,260             146,270,146.36                     18.88
C+                   966             106,021,404.87                     13.68
C                    780              84,762,558.30                     10.94
C-                   341              32,739,303.73                      4.23
Unknown               39               3,674,748.51                      0.47
-----------------------------------------------------------------------------------------
Total              6,729            $774,848,549.05                    100.00%
-----------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                             THE COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.


------------------------------------------------------------------------------------------
                                         LOAN TYPE
------------------------------------------------------------------------------------------
                    NUMBER OF
                     MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  LOAN TYPE           LOANS         DATE LOAN BALANCE ($)           DATE LOAN BALANCE
------------------------------------------------------------------------------------------
2/28 ARM              1,559            $220,045,455.51                   28.40%
3/27 ARM                142              19,852,651.48                    2.56
Fixed Balloon           546              60,613,516.86                    7.82
Fixed                 4,132             436,334,248.65                   56.31
Fixed Teaser            350              38,002,676.55                    4.90
------------------------------------------------------------------------------------------
Total                 6,729            $774,848,549.05                  100.00%
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                 GEOGRAPHICAL DISTRIBUTION
-----------------------------------------------------------------------------------------
             NUMBER OF MORTGAGE   STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    STATE         LOANS            DATE LOAN BALANCE ($)           DATE LOAN BALANCE
-----------------------------------------------------------------------------------------
Alabama             197               $17,230,384.16                     2.22%
Arizona              87                11,378,566.62                     1.47
Arkansas             76                 6,212,053.50                     0.80
Colorado             98                16,639,822.52                     2.15
Connecticut         109                16,956,925.24                     2.19
Delaware             39                 6,187,789.60                     0.80
Idaho                 7                   603,184.80                     0.08
Illinois            284                37,596,537.85                     4.85
Indiana             461                41,063,319.96                     5.30
Iowa                 46                 3,333,198.66                     0.43
Kansas               50                 5,212,570.35                     0.67
Kentucky            189                19,014,923.57                     2.45
Louisiana           157                15,312,293.78                     1.98
Maine                12                 1,607,848.42                     0.21
Maryland            120                19,880,431.65                     2.57
Massachusetts       108                18,463,691.46                     2.38
Michigan            563                62,389,382.99                     8.05
Minnesota           197                30,093,856.50                     3.88
Mississippi          82                 6,731,664.50                     0.87
------------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------
                                     GEOGRAPHICAL DISTRIBUTION
----------------------------------------------------------------------------------------------------
                    NUMBER OF MORTGAGE     STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
     STATE                LOANS             DATE LOAN BALANCE ($)             DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------
Missouri                    294                  29,111,255.52                       3.76
Montana                       5                     658,467.13                       0.08
Nebraska                     34                   2,962,961.01                       0.38
Nevada                       33                   4,657,696.68                       0.60
New Hampshire                52                   7,736,541.22                       1.00
New Jersey                  163                  24,589,024.90                       3.17
New Mexico                   18                   2,155,202.65                       0.28
New York                    272                  40,992,045.34                       5.29
North Carolina              319                  36,382,026.54                       4.70
North Dakota                  2                     137,536.91                       0.02
Ohio                        616                  65,477,167.48                       8.45
Oklahoma                     32                   2,779,578.45                       0.36
Oregon                       31                   4,425,740.06                       0.57
Pennsylvania                457                  47,802,194.97                       6.17
Rhode Island                 37                   5,905,763.85                       0.76
South Carolina              220                  23,292,665.66                       3.01
South Dakota                  2                      99,213.82                       0.01
Tennessee                   408                  42,625,144.33                       5.50
Texas                       363                  35,481,617.28                       4.58
Utah                         21                   3,045,121.05                       0.39
Virginia                    267                  34,567,113.50                       4.46
Washington                   65                  10,001,559.87                       1.29
West Virginia                40                   2,723,862.62                       0.35
Wisconsin                    90                  10,624,612.05                       1.37
Wyoming                       6                     705,990.03                       0.09
----------------------------------------------------------------------------------------------------
Total                     6,729                $774,848,549.05                     100.00%
----------------------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-1
$[649,025,143] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------
                                         PREPAYMENT PENALTY TERM
-----------------------------------------------------------------------------------------------------------
PREPAY PENALTY        NUMBER OF MORTGAGE        STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
 TERM (MONTHS)              LOANS                DATE LOAN BALANCE ($)               DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------
       0                    1,714                   $192,030,621.29                       24.78%
      12                      191                     27,468,192.57                         3.54
      18                        1                        129,985.91                         0.02
      21                        1                         89,477.32                         0.01
      24                      635                     88,103,023.45                        11.37
      25                        1                        104,751.50                         0.01
      30                       64                      8,026,230.24                         1.04
      35                        1                        400,255.30                         0.05
      36                    4,121                    458,496,011.47                        59.17
-----------------------------------------------------------------------------------------------------------
    Total                   6,729                   $774,848,549.05                       100.00%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                          CREDIT SCORE DISTRIBUTION
--------------------------------------------------------------------------------------------------------------
                          NUMBER OF MORTGAGE        STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
CREDIT SCORE RANGE              LOANS                DATE LOAN BALANCE ($)              DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------------
     500 - 525                     99                   $  9,663,586.88                       1.25%
     526 - 550                    227                     22,801,590.32                        2.94
     551 - 575                    443                     47,847,901.81                        6.18
     576 - 600                    655                     71,971,872.35                        9.29
     601 - 625                    856                     97,062,917.91                       12.53
     626 - 650                  1,051                    120,605,629.54                       15.57
     651 - 675                  1,019                    116,803,688.17                       15.07
     676 - 700                    863                    104,566,334.20                       13.50
     701 - 725                    634                     74,067,791.77                        9.56
     726 - 750                    443                     56,478,101.84                        7.29
     751 - 775                    301                     35,729,316.53                        4.61
     776 - 800                    115                     13,928,466.12                        1.80
     801+                          23                      3,321,351.61                        0.43
--------------------------------------------------------------------------------------------------------------
       Total                    6,729                   $774,848,549.05                      100.00%
--------------------------------------------------------------------------------------------------------------

-------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.